NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2014
NET LOSS PER SHARE [Abstract]
NET LOSS PER SHARE

NOTE 13—NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2014, 2013 and 2012:

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Numerator:
Net loss attributable to UTStarcom Holdings Corp.	$(30,264)	$(22,721)	$(34,385)
Denominator:
Weighted average shares outstanding—Basic	37,380	39,127	48,513
Potentially dilutive common stock equivalents—stock options and restricted stock	—	—	—
Weighted average shares outstanding—Diluted	37,380	39,127	48,513
Net loss per share attributable to UTStarcom Holdings Corp.—Basic	$(0.81)	$(0.58)	$(0.71)
Net loss per share attributable to UTStarcom Holdings Corp.—Diluted	$(0.81)	$(0.58)	$(0.71)

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company's ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2014, 2013 and 2012, outstanding options to purchase ordinary shares and unvested or unreleased restricted stocks to purchase ordinary shares were excluded from the calculation of diluted earnings per share as their effect was anti-dilutive. Please refer to Note 2.